UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report January 25, 2006

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number

1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On January 25, 2006, Energen Corporation and Alabama Gas Corporation issued a press release announcing the fourth quarter and 2005 year-end financial results. The press release and supplemental financial information are attached hereto as Exhibit 99.1 and 99.2 to this form 8-K and are furnished to, but not filed with, the Commission.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit

Number:

99.1 Press Release dated January 25, 2006

99.2 Supplemental Financial Information dated January 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

January 25, 2006	By /s/ G. C. Ketcham

G. C. Ketcham Executive Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

99.1	*	Press Release dated January 25, 2006
99.2	*	Supplemental Financial Information dated January 25, 2006

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.